UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2026

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7533 S Center View Ct. # 5311, West Jordan, Utah	84084
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 5.07             Submission of Matters to a Vote of Security Holders.

On August 25, 2026, a stockholder (the “Consenting Stockholder”) of ClearOne, Inc. (the “Company”), holding at least a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote, adopted resolutions by written consent in lieu of a meeting of stockholders approving (i) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of units consisting of one share of the Company’s common stock, par value $0.001 (“Common Stock”) and one warrant to purchase one share of Common Stock for aggregate gross proceeds of up to $15,000,000 at a price below the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)), which issuance may result in the issuance of 20% or more of the Company’s outstanding Common Stock or voting power (the “Unit Issuance”); and (ii) for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of a number of shares of Common Stock to First Finance, Ltd., Betelgeuse Capital Advisors Inc., Gang3 Capital Ltd. and JJK Holdings Ltd. pursuant to certain advisor agreements with the Company, which issuance may result in the issuance of 20% or more of the Company’s outstanding Common Stock or voting power (the “Advisor Stock Issuance”). In connection with the Unit Issuance and Advisor Stock Issuance, the Company will file with the Securities and Exchange Commission an information statement on Schedule 14C (the “Schedule 14C”) that will be mailed to all holders of record of the Company’s voting capital stock as of the close of business on August 24, 2026 (the “Record Date”).

The Consenting Stockholder is First Finance, Ltd. As of the close of business on the Record Date, the Consenting Stockholder held 1,641,162 shares of Common Stock, representing approximately 61.3% of the voting power of the Company’s outstanding shares of capital stock entitled to vote.

In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, the Company plans to effectuate the Unit Issuance and Advisor Stock Issuance no earlier than twenty (20) calendar days after the commencement of mailing of the Schedule 14C to the Company’s stockholders.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: August 26, 2026	By:	/s/ Simon Brewer
Simon Brewer
Chief Financial Officer